Exhibit 99.2

CELEBRATING 20 YEARS AS A PUBLIC COMPANY

SUPPLEMENTAL INFORMATION

SEPTEMBER 30, 2005

(UNAUDITED)

Table of Contents

Overview
About the Company
Company Information
Quarterly Highlights

Consolidated Information

Balance Sheets
Statements of Income
Statements of Cash Flows
Funds From Operations
Net Cash Provided by Operating Activities to EBITDA Reconciliation
Adjusted Fixed Charge Coverage
Indebtedness
Capitalization
Portfolio Overview
Same Property Performance
Lease Expirations

HCP MOP

Balance Sheets
Statements of Operations and EBITDA
Funds From Operations
Indebtedness
Portfolio Overview and Lease Expirations
Same Property Performance

Other Information

Reporting Definitions
Supplemental Financial Measures Disclosures

Overview

About the Company

Health Care Property Investors, Inc., a Maryland corporation organized in 1985, is a real estate investment trust (“REIT”) that, together with its consolidated subsidiaries and joint ventures, invests in healthcare related properties located throughout the United States.  The Company acquires healthcare facilities and leases them to healthcare providers.  Additionally, the Company provides mortgage financing on healthcare facilities.  References herein to “HCP,” the “Company,” “we,” “us” and “our” include Health Care Property Investors, Inc. and our consolidated subsidiaries and joint ventures, unless the context otherwise requires.

The Company is organized to invest in income-producing healthcare related facilities.  Our primary goal is to increase shareholder value through profitable growth.  Our investment strategy to achieve this goal is based on three principles – opportunistic investing, portfolio diversification and conservative financing.

Opportunistic Investing.  The Company makes real estate investments that are expected to drive profitable growth and create long-term shareholder value.  We attempt to position ourselves to create and take advantage of situations where we believe the opportunities meet our goals and investment criteria.  We invest in properties directly and through joint ventures, and provide secured financing, depending on the nature of the investment opportunity.

Portfolio Diversification.  The Company believes in maintaining a portfolio of healthcare related real estate diversified by sector, geography, operator and investment product.  Diversification within the healthcare industry reduces the likelihood that a single event would materially harm our business.  This allows us to take advantage of opportunities in different markets based on individual market dynamics.  While pursuing our strategy of attaining diversification in our portfolio, there are no specific limitations on the percentage of our total assets that may be invested in any one property, property type, geographic location or in the number of properties in which we may invest, lease or lend to a single operator.

Conservative Financing.  The Company believes a conservative balance sheet provides the ability to execute our opportunistic investing approach and portfolio diversification principles.  We maintain our conservative balance sheet by actively managing our debt to equity levels and maintaining available sources of liquidity.  Our debt is primarily fixed rate, which reduces the impact of rising interest rates on our operations.  Generally, we attempt to match the long-term duration of our leases with long-term fixed rate financing.

As of September 30, 2005 the Company’s portfolio of properties, excluding assets held for sale but including investments through joint ventures and mortgage loans, included 542 properties in 42 states and consisted of:

•                  28 hospitals

•                  165 skilled nursing facilities

•                  138 assisted living and continuing care retirement communities

•                  184 medical office buildings

•                  27 other healthcare facilities

The information in this supplemental information package should be read in conjunction with the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information filed with the Securities and Exchange Commission (“SEC”).  The Reporting Definitions and Supplemental Financial Disclosures are an integral part of the information presented herein.

You can access, free of charge, a copy of the periodic and current reports we file with the SEC on our website at www.hcpi.com.  Our periodic and current reports are made available on our website as soon as reasonably practicable after these reports are filed with the SEC.

For more information, contact Talya Nevo-Hacohen, Senior Vice President – Strategic Development and Treasurer at (562) 733-5100.

Company Information(1)

Board of Directors

Mary A. Cirillo

Former Chairman and Chief Executive

Officer, OPCENTER

Compensation Committee

Nominating and Corporate

Governance Committee

Robert R. Fanning, Jr.

Chief Operating Officer, Saint Vincent

Catholic Medical Centers of New York

Audit Committee

James F. Flaherty III

Chairman and Chief Executive Officer

Health Care Property Investors, Inc.

David B. Henry

Vice Chairman and Chief Investment

Officer, Kimco Realty Corporation

Audit Committee

Nominating and Corporate

Governance Committee

Michael D. McKee

Vice Chairman and Chief Operating

Officer, The Irvine Company

Chairperson, Compensation Committee

Harold M. Messmer, Jr.

Chairman and Chief Executive Officer

Robert Half International, Inc.

Compensation Committee

Nominating and Corporate

Governance Committee

Peter L. Rhein

Partner

Sarlot & Rhein

Chairperson, Audit Committee

Kenneth B. Roath

Chairman Emeritus

Health Care Property Investors, Inc.

Richard M. Rosenberg

Chairman and Chief Executive Officer

(Retired), Bank of America

Lead Director

Chairperson, Nominating and

Corporate Governance Committee

Joseph P. Sullivan

Former Chairman and Chief Executive

Officer, Protocare, Inc.

Audit Committee

Company Information

Corporate Headquarters

3760 Kilroy Airport Way

Suite 300

Long Beach, CA  90806-2473

(562) 733-5100

Nashville Office

3100 West End Avenue

Suite 800

Nashville, TN 37203

(615) 324-6900

Senior Debt Ratings
Moody’s	Baa2
Standard & Poor’s	BBB+
Fitch	BBB+

Stock Exchange Listing
NYSE	(US Dollar)

Trading Symbol
HCP	Common Stock
HCP_pe	Series E Preferred
HCP_pf	Series F Preferred

Senior Management

Charles A. Elcan

Executive Vice President

Medical Office Properties

James F. Flaherty III

Chairman and

Chief Executive Officer

Paul F. Gallagher

Executive Vice President

Portfolio Strategy

Edward J. Henning

Senior Vice President

General Counsel and

Corporate Secretary

F. Scott Kellman

Senior Vice President

Business Development

Thomas M. Klaritch

Senior Vice President

Medical Office Properties

Stephen R. Maulbetsch

Executive Vice President

Acquisitions and Dispositions

Talya Nevo-Hacohen

Senior Vice President

Strategic Development and Treasurer

Mark A. Wallace

Senior Vice President

Chief Financial Officer

(1)          As of September 30, 2005.

Quarterly Highlights (1)

REAL ESTATE TRANSACTIONS

Year-to-date through October 31, 2005, the Company acquired interests in properties and made secured loans aggregating $556 million, including the following:

On October 19, 2005, the Company acquired seven medical office buildings for approximately $52 million, including assumed debt and non-managing member LLC units (“DownREIT units”) valued at $25 million and $11 million, respectively.  The medical office buildings include approximately 351,000 rentable square feet and have an initial yield of 8.2%.

On August 31, 2005, the Company acquired five assisted living facilities for $41 million through a sale-leaseback transaction. These facilities have an initial lease term of 15 years, with two ten-year renewal options. The initial annual lease rate is approximately 8.5% with annual escalators based on the Consumer Price Index (“CPI”) that have a floor of 2.75%. These properties are included in a new master lease that includes 14 other properties currently leased to the operator.

As previously announced, on July 22, 2005, the Company acquired twelve independent and assisted living facilities for approximately $252 million, including assumed debt and DownREIT units valued at approximately $52 million and $19 million, respectively, through a sale-leaseback transaction.  These facilities have an initial lease term of 15 years, with three ten-year renewal options.  The initial annual lease rate is approximately 7.1% with annual CPI-based escalators that have a floor of 3%.

As previously announced, on July 1, 2005, the Company acquired an assisted living facility for approximately $16 million through a sale-leaseback transaction. The facility has an initial lease term of 15 years, with two ten-year renewal options.  The initial annual lease rate is approximately 8.75% with annual CPI-based escalators that have a floor of 2.75%.

Year-to-date through October 31, 2005, the Company sold interests in 14 properties for approximately $53 million and recognized a gain of approximately $9 million. During the quarter ended September 30, 2005, the Company sold interests in four properties for approximately $5 million and recognized a gain of approximately $0.3 million.

CAPTIAL MARKETS TRANSACTIONS

As previously announced, on September 16, 2005, the Company issued $200 million of 4 7/8% senior unsecured notes due September 15, 2010.  The notes were priced at 99.567% of the principal amount with an effective yield of 4.974%. The Company received net proceeds of $198 million, which were used to repay outstanding indebtedness and for general corporate purposes.

OTHER EVENTS

On October 26, 2005, the Company announced that its Board declared a quarterly cash dividend of $0.42 per share of common stock. The common stock cash dividend will be paid on November 18, 2005, to stockholders of record as of the close of business on November 7, 2005.

On July 28, 2005, in connection with the acquisition of an operator by a third party healthcare services company, the Company sold its securities in the operator and recognized a gain of approximately $2.8 million.

(1)          Includes events subsequent to the current quarter-end through the date of the most recent quarterly earning press release issuance.

Consolidated Information

Consolidated Balance Sheets

In thousands

	September 30,	December 31,
	2005	2004
ASSETS
Real estate:
Buildings and improvements	$3,418,604	$3,025,707
Developments in process	13,532	25,777
Land	347,164	299,461
Less accumulated depreciation and amortization	590,284	533,764
Net real estate	3,189,016	2,817,181

Loans receivable, net:
Joint venture partners	7,006	6,473
Others	142,868	139,919
Investments in and advances to unconsolidated joint ventures	49,750	60,506
Accounts receivable, net of allowances	13,507	14,834
Cash and cash equivalents	38,174	16,962
Restricted cash	2,390	4,678
Intangibles, net	23,236	18,872
Other assets, net	28,997	24,294
Total assets	$3,494,944	$3,103,719

LIABILITIES AND STOCKHOLDERS’ EQUITY
Bank line of credit	$170,000	$300,100
Senior unsecured notes	1,470,386	1,046,690
Mortgage debt	213,726	140,501
Accounts payable and accrued liabilities	70,527	59,905
Deferred revenue	19,018	15,300
Total liabilities	1,943,657	1,562,496

Minority interests	140,903	121,781
Stockholders’ equity:
Preferred stock	285,173	285,173
Common stock	135,858	133,658
Additional paid-in capital	1,446,496	1,403,335
Cumulative net income	1,479,635	1,348,089
Cumulative dividends	(1,925,725)	(1,739,859)
Other equity	(11,053)	(10,954)
Total stockholders’ equity	1,410,384	1,419,442

Total liabilities and stockholders’ equity	$3,494,944	$3,103,719

See Reporting Definitions and Supplemental Financial Measure Disclosures

Consolidated Statements of Income

In thousands, except per share data

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Revenues and other income:
Rental revenues	$117,117	$98,110	$332,270	$275,655
Equity income (loss) from unconsolidated joint ventures	(531)	(459)	(232)	1,627
Interest and other income	7,806	11,480	19,002	29,984
	124,392	109,131	351,040	307,266
Costs and expenses:
Interest	28,262	23,167	76,872	64,125
Depreciation and amortization	27,631	22,412	78,607	62,574
Operating	13,387	10,866	42,122	30,005
General and administrative	7,301	9,446	23,447	24,849
Impairments	—	1,305	—	1,305
	76,581	67,196	221,048	182,858

Income before minority interests
Minority interests	47,811	41,935	129,992	124,408
	(3,415)	(2,946)	(9,593)	(9,099)
Income from continuing operations	44,396	38,989	120,399	115,309

Discontinued operations:
Operating income	372	1,537	1,970	6,804
Gain (loss) on sales of real estate, net of impairments	273	(6,036)	9,177	796
	645	(4,499)	11,147	7,600

Net income	45,041	34,490	131,546	122,909
Preferred stock dividends	(5,282)	(5,282)	(15,848)	(15,847)
Net income applicable to common shares	$39,759	$29,208	$115,698	$107,062

Basic earnings per common share (EPS):
Continuing operations	$0.29	$0.26	$0.78	$0.76
Discontinued operations	—	(0.04)	0.08	0.05
Net income applicable to common shares	$0.29	$0.22	$0.86	$0.81

Diluted earnings per common share:
Continuing operations	$0.29	$0.25	$0.78	$0.75
Discontinued operations	—	(0.03)	0.08	0.05
Net income applicable to common shares	$0.29	$0.22	$0.86	$0.80

Weighted average shares used to calculate EPS:
Basic	135,225	132,182	134,385	131,525

Diluted	136,135	133,584	135,291	133,047

See Reporting Definitions and Supplemental Financial Measure Disclosures

Consolidated Statements of Cash Flows

In thousands

	Nine Months Ended September 30,
	2005	2004
Cash flows from operating activities:
Net income	$131,546	$122,909
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of real estate and in-place lease intangibles:
Continuing operations	78,607	62,574
Discontinued operations	500	3,046
Amortization of above and below market lease intangibles	(1,708)	—
Stock-based compensation	4,779	3,579
Debt issuance costs amortization	2,344	2,261
Impairments	—	16,617
Provision (recovery) for loan losses	(56)	70
Straight-line rents	(4,651)	(1,152)
Equity (income) loss from unconsolidated joint ventures	232	(1,627)
Distributions of earnings from unconsolidated joint ventures	—	1,627
Minority interests	9,593	9,099
Net gain on sales of real estate	(9,177)	(17,850)
Changes in:
Accounts receivable and other assets	(78)	(3,379)
Accounts payable, accrued liabilities and deferred revenue	11,968	2,967
Net cash provided by operating activities	223,899	200,741

Cash flows from investing activities:
Acquisition and development of real estate	(376,713)	(219,012)
Lease commissions and tenant and capital improvements	(4,474)	(2,951)
Net proceeds from sales of real estate	46,328	120,632
Distributions from unconsolidated joint ventures and other	6,712	93,994
Principal repayments on loans receivable and other	12,589	28,731
Decrease (increase) in restricted cash	2,288	(5)
Investment in loans receivable	(9,787)	(832)
Net cash (used in) provided by investing activities	(323,057)	20,557

Cash flows from financing activities:
Repayments under bank line of credit	(130,100)	(55,200)
Repayment of mortgage debt	(15,295)	(12,788)
Repayment of senior unsecured notes	(22,500)	(87,000)
Issuance of senior unsecured notes	445,471	87,000
Net proceeds from the issuance of common stock and exercise of options	39,788	32,611
Dividends paid on common and preferred stock	(185,866)	(182,373)
Distributions to minority interests	(11,128)	(9,947)
Net cash provided by (used in) financing activities	120,370	(227,697)
Net increase (decrease) in cash and cash equivalents	21,212	(6,399)
Cash and cash equivalents, beginning of period	16,962	16,829
Cash and cash equivalents, end of period	$38,174	$10,430

See Reporting Definitions and Supplemental Financial Measure Disclosures

Consolidated Funds From Operations

In thousands, except per share data

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004

Net income applicable to common shares	$39,759	$29,208	$115,698	$107,062
Real estate depreciation and amortization:
Continuing operations	27,631	22,412	78,607	62,574
Discontinued operations	98	732	500	3,046
Gain on sales of real estate	(273)	(5,839)	(9,177)	(16,108)
Equity (income) loss from unconsolidated joint ventures	531	459	232	(1,627)
FFO from unconsolidated joint ventures	1,339	2,220	7,069	6,711
Minority interests	3,415	2,946	9,593	9,099
Minority interests in FFO	(3,733)	(3,246)	(10,547)	(9,890)

FFO applicable to common shares	$68,767	$48,892	$191,975	$160,867

Distributions on convertible units	$2,407	$—	$6,640	$2,195

Diluted FFO applicable to common shares	$71,174	$48,892	$198,615	$163,062

Basic FFO per common share	$0.51	$0.37	$1.43	$1.22

Diluted FFO per common share	$0.50	$0.37	$1.41	$1.21

Weighted average shares used to calculate diluted FFO per common share	141,866	133,584	140,556	134,799

Dividends declared per common share	$0.4200	$0.4175	$1.2600	$1.2525

FFO payout ratio per common share	84.0%	112.8%	89.4%	103.5%

Selected supplemental cash flow information Consolidated:
Impairments	$—	$13,180	$—	$16,617
Capitalized interest	110	—	482	881
Stock-based compensation	1,581	1,241	4,779	3,579
Debt issuance costs amortization	771	558	2,344	2,261
Amortization of above and below market lease intangibles	281	—	1,708	—
Straight-line rents	1,909	383	4,651	1,152
Change in SAB 101 deferred revenue	1,238	277	(766)	(1,734)
Lease commissions and tenant and capital improvements	3,010	1,633	4,474	2,951

HCP’s share of HCP MOP:
Debt issuance costs amortization	$326	$79	$528	$210
Amortization of above and below market lease intangibles	329	120	1,021	767
Straight-line rents	70	108	208	298
Lease commissions and tenant and capital improvements	875	695	2,207	1,570

See Reporting Definitions and Supplemental Financial Measure Disclosures

Net Cash Provided by Operating Activities to EBITDA Reconciliation

In thousands

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004

Net cash provided by operating activities	$84,041	$77,022	$223,899	$200,741
Changes in:
Accounts receivable and other assets	959	(3,575)	78	3,379
Accounts payable, accrued liabilities and deferred revenue	(8,395)	(5,459)	(11,968)	(2,967)
Net gain on sales of real estate	273	7,581	9,177	17,850
Minority interests	(3,415)	(2,946)	(9,593)	(9,099)
Distributions of earnings from unconsolidated joint ventures	—	—	—	(1,627)
Equity income (loss) from unconsolidated joint ventures	(531)	(459)	(232)	1,627
Straight-line rents	1,909	383	4,651	1,152
(Provision) recovery for loan losses	—	66	56	(70)
Impairments	—	(13,180)	—	(16,617)
Debt issuance costs amortization	(771)	(558)	(2,344)	(2,261)
Stock-based compensation	(1,581)	(1,241)	(4,779)	(3,579)
Amortization of above and below market lease intangibles	281	—	1,708	—
Depreciation and amortization of real estate and in-place lease intangibles:
Continuing operations	(27,631)	(22,412)	(78,607)	(62,574)
Discontinued operations	(98)	(732)	(500)	(3,046)

Net income	45,041	34,490	131,546	122,909

Interest expense:
Continuing operations	28,262	23,167	76,872	64,125
Discontinued operations	—	23	—	374
Income taxes	(364)	364	(214)	1,357
Depreciation and amortization of real estate and in-place lease intangibles:
Continuing operations	27,631	22,412	78,607	62,574
Discontinued operations	98	732	500	3,046
Equity (income) loss from unconsolidated joint ventures	531	459	232	(1,627)
HCP’s share of EBITDA from HCP MOP	3,257	3,580	10,782	11,218

EBITDA	$104,456	$85,227	$298,325	$263,976

See Reporting Definitions and Supplemental Financial Measure Disclosures

Adjusted Fixed Charge Coverage

In thousands

	Three Months Ended September 30,				Nine Months Ended September 30,
	2005		2004		2005		2004

Net income	$45,041		$34,490		$131,546		$122,909
Interest expense:
Continuing operations	28,262		23,167		76,872		64,125
Discontinued operations	—		23		—		374
Income taxes	(364)		364		(214)		1,357
Depreciation and amortization:
Continuing operations	27,631		22,412		78,607		62,574
Discontinued operations	98		732		500		3,046
Equity (income) loss from unconsolidated joint ventures	531		459		232		(1,627)
HCP’s share of EBITDA from HCP MOP	3,257		3,580		10,782		11,218

EBITDA	$104,456		$85,227		$298,325		$263,976

Interest expense:
Continuing operations	$28,262		$23,167		$76,872		$64,125
Discontinued operations	—		23		—		374
HCP’s share of interest expense from HCP MOP	1,783		1,528		5,013		4,217
Capitalized interest	110		—		482		881
Preferred stock dividends	5,282		5,282		15,848		15,847

Adjusted fixed charges	$35,437		$30,000		$98,215		$85,444

Adjusted fixed charge coverage	2.9	x	2.8	x	3.0	x	3.1	x

See Reporting Definitions and Supplemental Financial Measure Disclosures

Consolidated Indebtedness

In thousands

	Debt Maturities and Scheduled Principal Repayments
	September 30, 2005
			Senior
		Bank Line	Unsecured	Mortgage
	Total	of Credit	Notes	Debt

2005	$9,980	$—	$8,500	$1,480
2006	140,053	—	135,000	5,053
2007	315,454	170,000	140,000	5,454
2008	8,651	—	—	8,651
2009	6,178	—	—	6,178
2010	272,172	—	206,421	65,751
2011	15,554	—	—	15,554
2012	262,662	—	250,000	12,662
2013	17,243	—	—	17,243
2014	92,988	—	87,000	5,988
Thereafter	716,248	—	650,000	66,248

Subtotal	1,857,183	170,000	1,476,921	210,262

Discounts and premiums, net	(3,071)	—	(6,535)	3,464

Consolidated debt(1)	$1,854,112	$170,000	$1,470,386	$213,726

Weighted average interest rate	6.10%	4.50%	6.22%	6.53%

Weighted average maturity in years	6.96	2.08	7.11	9.80

	September 30,	December 31,
	2005	2004

Fixed rate debt:
Senior unsecured notes	$1,445,386	$1,021,690
Mortgage debt(2)	202,061	128,591
	1,647,447	1,150,281

Variable rate debt:
Bank line of credit	170,000	300,100
Senior unsecured notes	25,000	25,000
Mortgage debt	11,665	11,910
	206,665	337,010

Consolidated debt	$1,854,112	$1,487,291

Percent of consolidated debt
Fixed rate	88.9%	77.3%
Variable rate	11.1%	22.7%
	100.0%	100.0%

Unsecured	88.5%	90.6%
Secured	11.5%	9.4%
	100.0%	100.0%

See Reporting Definitions and Supplemental Financial Measure Disclosures

(1)   Consolidated debt reflects book value.

(2)   Includes $45.6 million of mortgage notes payable that have been hedged through interest rate swap contracts.

See Reporting Definitions and Supplemental Financial Measure Disclosures

Consolidated Capitalization

In thousands, except per share data

Market Equity

	September 30, 2005				December 31, 2004
	Dividend	Shares/			Shares/
Security	Rate	Units	Price	Value	Units	Price	Value
Common stock and convertible units:

Common stock	N/A	135,858	$26.99	$3,666,807	133,658	$27.69	$3,700,990
Convertible partnership units (2 for 1) (1)	N/A	2,516	53.98	135,814	2,526	55.38	139,890
Convertible partnership units (1 for 1) (2)	N/A	699	26.99	18,866	—	—	—
				3,821,487			3,840,880
Preferred stock:
Series E	7.25%	4,000	25.61	102,440	4,000	26.25	105,000
Series F	7.10%	7,820	25.35	198,237	7,820	25.26	197,533
				300,677			302,533

Total market equity				$4,122,164			$4,143,413

Capitalization Ratios

	September 30,	December 31,
	2005	2004
Consolidated debt (3):
Bank line of credit	$170,000	$300,100
Senior unsecured notes	1,470,386	1,046,690
Mortgage debt	213,726	140,501
	$1,854,112	$1,487,291

Undepreciated book value:
Buildings and improvements	$3,418,604	$3,025,707
Developments in process	13,532	25,777
Land	347,164	299,461
Intangibles	27,390	19,681
	$3,806,690	$3,370,626

Consolidated debt / Undepreciated book value	48.7%	44.1%

Total market capitalization:
Consolidated debt	$1,854,112	$1,487,291
Total market equity	4,122,164	4,143,413
	$5,976,276	$5,630,704

Consolidated debt / Total market capitalization	31.0%	26.4%

Total book capitalization:
Consolidated debt	$1,854,112	$1,487,291
Total stockholders’ equity	1,410,384	1,419,442
	$3,264,496	$2,906,733

Consolidated debt / Total book capitalization	56.8%	51.2%

(1)   Each convertible partnership unit is exchangeable for an amount of cash approximating the then-current market value of two shares of the Company’s common stock at time of conversion or, at the Company’s option, two shares of the Company’s common stock.

See Reporting Definitions and Supplemental Financial Measure Disclosures

(2)   Each convertible partnership unit is exchangeable for an amount of cash approximating the then-current market value of one share of the Company’s common stock at time of conversion or, at the Company’s option, one share of the Company’s common stock.

(3)   Consolidated debt reflects book value.

See Reporting Definitions and Supplemental Financial Measure Disclosures

Consolidated Portfolio Overview

As of and for the nine months ended September 30, 2005

Dollars and square feet in thousands

Owned Property and Secured Loan Portfolios

Overview by property type

	Property			Square	Facility Occupancy %		Number
Sector	Count	Beds/Units		Feet	9/30/05	6/30/05	of States
Hospital	28	3,383	Beds	3,511	58	63	16
Skilled nursing	165	20,021	Beds	6,488	80	80	32
ALF & CCRC	134	13,576	Units	13,067	88	86	33
MOB	98	N/A		5,919	94	94	19
Other	27	N/A		1,735	100	100	9
Total	452			30,720

Owned Property and Secured Loan Portfolios

Operator concentration

	Property	Investment		Net Operating	Interest	Total
Operator	Count	Amount	%	Income	Income	Amount	%
Tenet Healthcare Corporation	8	$423,497	11	$40,297	$—	$40,297	13
American Retirement Corporation	15	399,852	10	31,129	—	31,129	10
Áegis Senior Living	12	252,245	6	4,259	—	4,259	1
Emeritus Corporation	36	245,797	6	20,047	257	20,304	7
HealthSouth Corporation	9	108,301	3	11,090	—	11,090	4
Summerville Healthcare Group	20	181,214	5	7,844	962	8,806	3
Trilogy Health Services	14	82,644	2	7,412	—	7,412	2
Kindred Healthcare, Inc.	20	79,554	2	12,507	—	12,507	4
Pioneer Valley Hospital Inc.	2	70,165	2	5,361	—	5,361	2
Beverly Enterprises, Inc.	19	67,301	2	3,520	2,654	6,174	2
HCA Inc.	7	66,992	2	5,112	—	5,112	2
Other Public Companies	24	231,472	6	16,513	4,545	21,058	7
Other Operators	266	1,718,406	43	125,057	2,788	127,845	43
Total	452	$3,927,440	100	$290,148	$11,206	$301,354	100

Reconciliation of Net Income to NOI

Net income	$131,546
Equity loss from unconsolidated joint ventures	232
Interest and other income	(19,002)
Interest expense	76,872
Depreciation and amortization	78,607
General and administrative	23,447
Minority interests	9,593
Total discontinued operations	(11,147)
Net operating income (NOI)	$290,148

See Reporting Definitions and Supplemental Financial Measure Disclosures

Consolidated Portfolio Overview (continued)

As of and for the nine months ended September 30, 2005

Dollars and square feet in thousands

Owned Property Portfolio

Overview by type

								Cash		Less
	Property				Square	Facility Occupancy %		Flow	Rental	Operating
Sector	Count	Investment	Beds/Units		Feet	9/30/05	6/30/05	Coverage	Revenues	Expenses	NOI
Hospital	26	$713,391	3,269	Beds	3,272	58	63	2.2 x	$67,574	$—	$67,574
Skilled nursing	152	650,267	18,171	Beds	5,948	80	80	1.3 x	65,572	—	65,572
ALF & CCRC	125	1,270,948	13,039	Units	12,660	89	86	1.2 x	82,148	6,142	76,006
MOB	98	896,949	N/A		5,919	94	94		92,927	32,353	60,574
Other	27	257,483	N/A		1,735	100	100		24,049	3,627	20,422
Total	428	$3,789,038			29,534				$332,270	$42,122	$290,148

Owned Property Portfolio

Overview by state

								MOB		Other
	Total	Hospital		Skilled Nursing		ALF & CCRC			Square		Square
State	No.	No.	Beds	No.	Beds	No.	Units	No.	Feet	No.	Feet
TX	50	4	326	9	1,079	25	2,634	12	974	—	—
IN	48	—	—	32	3,764	3	233	13	689	—	—
CA	42	3	745	9	918	16	1,330	11	608	3	421
FL	39	2	312	8	930	25	3,229	4	139	—	—
UT	32	1	139	1	120	—	—	21	897	9	549
TN	21	—	—	14	2,161	1	60	4	418	2	101
AZ	16	2	94	3	286	3	550	7	301	1	29
OH	16	—	—	12	1,543	3	374	1	37	—	—
WA	14	—	—	1	168	7	525	6	586	—	—
Other	150	14	1,653	63	7,202	42	4,104	19	1,270	12	635
Total	428	26	3,269	152	18,171	125	13,039	98	5,919	27	1,735

Secured Loan Portfolio

Overview by type

								Debt
	Property				Square	Facility Occupancy %		Service		Interest
Sector	Count	Investment	Beds/Units		Feet	9/30/05	6/30/05	Coverage		Income
Hospital	2	$56,948	114	Beds	239	70	74	4.0	x	$4,544
Skilled nursing	13	51,438	1,850	Beds	540	78	77	2.1	x	4,394
ALF & CCRC	9	30,016	537	Units	407	81	81	1.8	x	2,268
Total	24	$138,402			1,186					$11,206

See Reporting Definitions and Supplemental Financial Measure Disclosures

Same Property Performance

Dollars and square feet in thousands

	Total	Hospital	Skilled Nursing	ALF & CCRC	MOB	Other	HCP MOP (1)
Owned Property Portfolio

Property count	428	26	152	125	98	27	86
Investment	$3,789,038	$713,391	$650,267	$1,270,948	$896,949	$257,483	$467,175

Same Property Portfolio

Property count	349	26	133	88	78	24	83
Investment	$2,733,728	$713,391	$543,712	$672,432	$587,782	$216,411	$439,706

Percent of Owned Property Portfolio (by investment)	72%	100%	84%	53%	66%	84%	94%

Square feet	22,848	3,272	5,141	8,725	4,273	1,437	4,767

Facility occupancy at September 30, 2005		58%	79%	88%	95%	100%	86%

Facility occupancy at September 30, 2004		59%	82%	86%	95%	100%	88%

NOI for the nine months ended September 30, 2005	$239,596	$67,574	$56,744	$53,014	$44,952	$17,312	$33,874

NOI for the nine months ended September 30, 2004	$232,453	$65,435	$55,228	$50,917	$44,039	$16,834	$35,398

Same property change in NOI	3.1%	3.3%	2.7%	4.1%	2.1%	2.8%	-4.3%

NOI for the nine months ended September 30, 2005	$239,596	$67,574	$56,744	$53,014	$44,952	$17,312	$33,874
Straight-line rents (2)	(2,797)	(670)	(129)	(1,869)	(129)	—	(527)
Amortization of other lease intangibles (3)	(1,432)	—	—	—	(1,432)	—	(2,495)
NOI, as adjusted, for the nine months ended September 30, 2005	$235,367	$66,904	$56,615	$51,145	$43,391	$17,312	$30,852

NOI for the nine months ended September 30, 2004	$232,453	$65,435	$55,228	$50,917	$44,039	$16,834	$35,398
Straight-line rents	(1,267)	(769)	(338)	—	(160)	—	(819)
NOI, as adjusted, for the nine months ended							(2,285)
September 30, 2004	$231,186	$64,666	$54,890	$50,917	$43,879	$16,834	$32,294

Same property change in NOI, as adjusted	1.8%	3.5%	3.1%	0.4%	-1.1%	2.8%	-4.5%

(1)	Represents 100% of HCP MOP.
(2)	Straight-line rents for ALF & CCRCs include the impact of straight-line rent recognized for ARC beginning in the fourth quarter of 2004.

See Reporting Definitions and Supplemental Financial Measure Disclosures

(3)	Amortization of other lease intangibles includes the impact of HCP’s purchase price allocation related to its 2003 acquisition of certain properties acquired from MedCap Properties, LLC.

See Reporting Definitions and Supplemental Financial Measure Disclosures

Lease Expirations

In thousands

		Expiration Year (1)
Sector	Totals	2005	2006	2007	2008	2009

Owned Property Portfolio

Hospital:
Leases	11	—	—	3	1	7
Annualized expiring rents	$47,148	$—	$—	$3,359	$1,945	$41,844

Skilled nursing:
Leases	50	—	8	3	26	13
Annualized expiring rents	$25,831	$—	$3,580	$962	$13,045	$8,244

ALF & CCRC:
Leases	5	—	4	—	1	—
Annualized expiring rents	$1,403	$—	$1,338	$—	$65	$—

MOB:
Leases	766	120	163	149	186	148
Annualized expiring rents	$58,042	$6,569	$8,658	$10,822	$17,776	$14,217

Other:
Leases	4	—	—	1	1	2
Annualized expiring rents	$8,355	$—	$—	$3,672	$3,224	$1,459

Total:
Leases	836	120	175	156	215	170
Annualized expiring rents	$140,779	$6,569	$13,576	$18,815	$36,055	$65,764

HCP MOP (2)
Leases	1,004	161	271	245	224	103
Annualized expiring rents	$58,408	$9,366	$17,060	$13,076	$12,950	$5,956

(1)     Lease expirations through 2009.

(2)     Represents 100% of HCP MOP.

See Reporting Definitions and Supplemental Financial Measure Disclosures

HCP MOP

Unconsolidated Joint Venture

HCP MOP Balance Sheets

In thousands

	September 30,	December 31,
	2005	2004
ASSETS
Real estate:
Buildings and improvements	$409,638	$402,078
Developments in process	9,424	586
Land	52,610	53,077
Less accumulated depreciation and amortization	23,171	13,950
Net real estate	448,501	441,791

Accounts receivable, net of allowances	3,300	2,610
Cash and cash equivalents	12,108	18,026
Intangible lease assets, net	13,930	23,592
Other assets, net	10,545	8,177
Total assets	$488,384	$494,196

LIABILITIES AND MEMBERS’ CAPITAL
Mortgage debt	$320,891	$322,559
Accounts payable and accrued liabilities	12,560	10,553
Intangible lease liabilities, net	6,944	9,973
Deferred revenue	1,611	1,694
Total liabilities	342,006	344,779

GE’s capital	98,073	100,109
HCP’s capital	48,305	49,308

Total liabilities and members’ capital	$488,384	$494,196

See Reporting Definitions and Supplemental Financial Measures Disclosures

HCP MOP Statements of Operations and EBITDA

In thousands

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Revenues and other income:
Rental revenues	$20,896	$19,471	$62,658	$59,334
Interest and other income	77	213	731	715
	20,973	19,684	63,389	60,049
Costs and expenses:
Interest	5,150	4,352	14,352	12,013
Depreciation and amortization	5,653	7,471	18,013	16,520
Operating	9,844	8,094	27,172	23,936
General and administrative	2,119	1,882	6,327	5,733
	22,766	21,799	65,864	58,202

Income (loss) from continuing operations	(1,793)	(2,115)	(2,475)	1,847

Discontinued operations:
Operating income (loss)	83	(170)	209	423
Gain (loss) on sales of real estate, net of impairments	170	319	611	1,191
	253	149	820	1,614

Net income (loss)	$(1,540)	$(1,966)	$(1,655)	$3,461

HCP’s equity income (loss)	$(511)	$(608)	$(549)	$1,145

Fees earned by HCP	$775	$772	$2,326	$2,323

Distributions received by HCP	$1,560	$3,217	$4,942	$96,723

Net income (loss)	$(1,540)	$(1,966)	$(1,655)	$3,461
Interest expense:
Continuing operations	5,150	4,352	14,352	12,013
Discontinued operations	252	277	839	765
Depreciation and amortization:
Continuing operations	5,653	7,471	18,013	16,520
Discontinued operations	354	713	1,124	1,235

EBITDA	$9,869	$10,847	$32,673	$33,994

See Reporting Definitions and Supplemental Financial Measure Disclosures

HCP MOP Funds From Operations

In thousands

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004

Net income (loss)	$(1,540)	$(1,966)	$(1,655)	$3,461
Real estate depreciation and amortization:
Continuing operations	5,653	7,471	18,013	16,520
Discontinued operations	354	713	1,124	1,235
Gain on sales of real estate	(170)	(319)	(611)	(1,191)

Funds from operations (FFO)	$4,297	$5,899	$16,871	$20,025

Selected supplemental cash flow information
Debt issuance costs amortization	988	238	1,600	636
Amortization of above and below market lease intangibles	996	364	3,094	2,325
Straight-line rents	212	328	631	904
Lease commissions and tenant and capital improvements	2,651	2,105	6,687	4,757

See Reporting Definitions and Supplemental Financial Measures Disclosures

HCP MOP Indebtedness

In thousands

Debt Maturities and Scheduled Principal Repayments

September 30, 2005

Mortgage
Year	Debt

2005	$970
2006	37,329
2007	4,244
2008	4,458
2009	95,716
2010	3,308
2011	3,508
2012	10,652
2013	3,742
2014	156,964

Total debt (1)	$320,891

Weighted average interest rate	5.55%

Weighted average maturity in years	6.14

	September 30,	December 31,
	2005	2004

HCP MOP debt:
Fixed rate	$287,560	$276,153
Variable rate	33,331	46,406
	$320,891	$322,559

Percent of HCP MOP debt:
Fixed rate	89.6%	85.6%
Variable rate	10.4%	14.4%
	100.0%	100.0%

See Reporting Definitions and Supplemental Financial Measures Disclosures

(1)   Total debt reflects book value.

See Reporting Definitions and Supplemental Financial Measures Disclosures

HCP MOP Portfolio Overview and Lease Expirations

As of and for the nine months ended September 30, 2005

Dollars and square feet in thousands

Portfolio Overview(1)

							Less
	Property		Square	Facility Occupancy %		Rental	Operating
Sector	Count	Investment	Feet	9/30/05	6/30/05	Revenues	Expense	NOI
MOB	86	$467,175	4,955	86	87	$62,658	$27,172	$35,486

Lease expiration summary

		Expiration Year (2)
	Totals	2005	2006	2007	2008	2009

Leases	1,004	161	271	245	224	103
Annualized expiring rents	$58,408	$9,366	$17,060	$13,076	$12,950	$5,956

See Reporting Definitions and Supplemental Financial Measures Disclosures

(1)   Portfolio overview includes four medical office buildings in Louisiana that incurred substantial damage due to hurricanes Katrina and Rita.  The four buildings are currently unoccupied.  Facility occupancy % as of September 30, 2005 reflects economic occupancy from these four buildings as tenant rent is still accruing.  These four buildings are also included in property count and same property performance.

(2)   Lease expirations through 2009.

See Reporting Definitions and Supplemental Financial Measures Disclosures

HCP MOP Same Property Performance

Dollars and square feet in thousands

Total
HCP MOP Portfolio(1)

Property count	86
Investment	$467,175

HCP MOP Same Property Portfolio(1)

Property count	83
Investment	$439,706

Percent of Owned Property Portfolio (by investment)	94%

Square feet	4,767

Facility occupancy at September 30, 2005	86%

Facility occupancy at September 30, 2004	88%

NOI for the nine months ended September 30, 2005	$33,874

NOI for the nine months ended September 30, 2004	$35,398

Same property change in NOI	-4.3%

NOI for the nine months ended September 30, 2005	$33,874
Straight-line rents	(527)
Amortization of other lease intangibles	(2,495)
NOI, as adjusted, for the nine months ended September 30, 2005	$30,852

NOI for the nine months ended September 30, 2004	$35,398
Straight-line rents	(819)
Amortization of other lease intangibles	(2,285)
NOI, as adjusted, for the nine months ended September 30, 2004	$32,294

Same property change in NOI, as adjusted	-4.5%

(1)   HCP MOP Portfolio and HCP MOP Same Property Portfolio includes four medical office buildings in Louisiana that incurred substantial damage due to hurricanes Katrina and Rita.  The four buildings are currently unoccupied.  Facility occupancy as of September 30, 2005 reflects economic occupancy from these four buildings as tenant rent is still accruing.  These four buildings are also included in property count and same property performance.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Other Information

Reporting Definitions

ALF.  Assisted living facility.

Annualized Debt Service.  The most recent monthly interest and principal amortization due to HCP as of period end annualized for twelve months.  The Company uses Annualized Debt Service for purposes of determining Debt Service Coverage.

Annualized Expiring Rent.  The annualized future minimum rents due to HCP in the year of lease expiration.

Annualized Rent.  The most recent monthly base rent due to HCP as of period end annualized for twelve months plus additional rents received by HCP over the most recent twelve month period as of period end.  The Company uses Annualized Rent for purposes of determining property level Cash Flow Coverage.

Assets Held for Sale.  Assets of discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Beds/Units/Square Feet.  Hospitals and skilled nursing facilities are measured by licensed bed count.  ALFs and CCRCs are stated in units (e.g., studio, one or two bedroom units).  MOBs and other healthcare facilities are measured in square feet.

Book Value.  The carrying amount as reported in the Company’s financial statements.

Cash Flow Coverage.  Facility level EBITDAR of the property’s operator (not the Company) for the most recent twelve months of available data divided by the Annualized Rent.  Cash Flow Coverage is a supplemental measure of the property’s ability to generate cash flow to meet related rent and other obligations to the Company.  However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR.  The coverages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.  Results exclude data related to hospitals leased to HealthSouth until HealthSouth provides assurance about its financial information.  Results also exclude data related to ALFs leased to Emeritus since the operator has elected not to allocate the cost of a recent liability judgment to each of the facilities until the ultimate outcome of that judgment is clear.

CCRC.  Continuing care retirement community.

Debt Service.  The periodic payment of interest expense and principal amortization on secured loans.

Debt Service Coverage. Facility level EBITDAR of the property’s operator (not the Company) for the most recent twelve months of available data divided by the Annualized Debt Service. Debt Service Coverage is a supplemental measure of the property’s ability to generate sufficient cash flow to meet related obligations to the Company under loan agreements.  However, its usefulness is limited by the same factors that limit the usefulness of EBITDAR.  The coverages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful. Results exclude data related to one ALF that secures a loan to Emeritus since the operator has elected not to allocate the cost of a recent liability judgment to this facility until the ultimate outcome of that judgment is clear.

Facility EBITDAR.  Earnings before interest, taxes, depreciation, amortization and rent for a particular facility accruing to the operator of the property (not the Company). The Company uses Facility EBITDAR in determining Debt Service Coverage and Cash Flow Coverage.  EBITDAR as an analytical tool has limitations similar to EBITDA.  However, the Company receives periodic financial information from operators regarding the performance of the Company’s facilities under the operator’s management.  The Company utilizes Facility EBITDAR as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company.  Facility EBITDAR includes an imputed management fee of 2% for acute care hospitals and 5% for skilled nursing facilities, ALFs and CCRCs which the Company believes represents typical management fees in their respective industries.  All facility financial performance data was derived solely from information provided by lessees and borrowers without verification by the Company.

Facility Occupancy.  For MOBs and other healthcare properties, facility occupancy represents the percentage of rentable square feet occupied. For hospitals, skilled nursing facilities, ALFs and CCRCs, facility occupancy represents the facilities’ operating occupancy for each quarter based on the most recent quarter of available data.  The percentages are calculated based on licensed beds, available beds and units for hospitals, skilled nursing facilities, ALFs and CCRCs, respectively.  The percentages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.  All facility financial performance data were derived solely from information provided by lessees and borrowers.

Future Minimum Rents.  Future minimum lease payments to be received by HCP, excluding operating expense reimbursements, from lessees under non-cancelable operating leases as of period end.

GAAP.  U.S. generally accepted accounting principles.

HCP MOP.  HCP Medical Office Portfolio, LLC, an unconsolidated joint venture formed between the Company and an affiliate of General Electric Company (“GE”), for which the Company is managing member and has a 33% interest therein.

Investment.  The carrying amount of real estate assets, including intangibles, after adding back accumulated depreciation and amortization and the carrying amount of mortgage loans receivable.  Excludes assets held for sale and classified as discontinued operations.

Market Equity.  The total number of outstanding shares of the Company’s common stock and convertible partnership units multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end plus the total number of outstanding shares of the Company’s preferred stock multiplied by the closing price of its preferred stock on the New York Stock Exchange as of period end.

MOB.  Medical office building.

“Other” Property Type.  Physician group practice clinics, healthcare laboratory and laboratory research facilities, and health and wellness centers.

Same Property Performance (“SPP”).  An important component of the Company’s evaluation of the operating performance of its properties.  The Company defines its same property portfolio each quarter as those properties that have been in operation throughout the current year and the prior year and that were also in operation at January 1st of the prior year.  Newly acquired assets, developments in process and assets held for sale are excluded from the same property portfolio.  Accordingly, when a property is disposed of to a third party, it will be removed from the same property portfolio for the current and prior year reporting periods, but previously presented quarterly information will not be changed.  Same property statistics allow management to evaluate the NOI of its real estate portfolio as a consistent population from period to period and eliminates the effects of changes in the composition of the properties on performance measures.

Secured Debt.  Mortgage debt secured by real estate.

Square Feet Owned.  The square footage for properties either owned directly by the Company or which the Company has a controlling interest (e.g., consolidated joint ventures) and excludes square footage for development properties prior to completion.

Total Book Capitalization.  The carrying amount of consolidated debt plus the carrying amount of stockholders’ equity.

Total Market Capitalization.  Consolidated debt at Book Value plus total Market Equity.

Undepreciated Book Value.  The carrying amount of the Company’s real estate assets, including intangibles, after adding back accumulated depreciation and amortization.

Supplemental Financial Measures Disclosures

Adjusted Fixed Charges.  Total interest expense plus capitalized interest plus preferred stock dividends.  The Company uses Adjusted Fixed Charges to measure its interest payments on outstanding debt and dividends to its preferred shareholders for purposes of presenting Adjusted Fixed Charge Coverage. However, the usefulness of Adjusted Fixed Charges is limited as, among other things, it does not include all contractual obligations.  The Company’s computation of Adjusted Fixed Charges should not be considered an alternative to fixed charges as defined by Item 503(d) of Regulation S-K and may not be comparable to fixed charges reported by other companies.

Adjusted Fixed Charge Coverage.  EBITDA divided by Adjusted Fixed Charges.  The Company uses Adjusted Fixed Charge Coverage, a non-GAAP financial measure, as a measure of liquidity. The Company believes Adjusted Fixed Charge Coverage provides investors, particularly fixed income investors, relevant and useful information because it measures the Company’s ability to meet its interest payments on outstanding debt and pay dividends to its preferred shareholders. The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company.  However, since this ratio is derived from EBITDA and Adjusted Fixed Charges, its usefulness is limited by the same factors that limit the usefulness of EBITDA and Adjusted Fixed Charges.  Further, the Company’s computation of Adjusted Fixed Charge Coverage may not be comparable to similar fixed charge coverage ratios reported by other companies.

EBITDA.  The real estate industry uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, as a measure of both operating performance and liquidity.  The Company’s presentation of EBITDA herein is solely as a non-GAAP liquidity measure in connection with the presentation of Adjusted Fixed Charge Coverage.  As a liquidity measure, the Company believes that EBITDA helps investors analyze the Company’s ability to meet its interest payments on outstanding debt and to make preferred dividend payments. The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company. The Company believes investors should consider EBITDA in conjunction with cash flow from operating activities, and other required measures under GAAP, to improve their understanding of the Company’s liquidity.  EBITDA has limitations as an analytical tool and should be used in conjunction with the Company’s required GAAP presentations.  EBITDA does not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments.  Also, EBITDA does not reflect the cash required to make interest and principal payments on the Company’s outstanding debt.  The Company believes cash flow from operating activities is the most directly comparable GAAP measure to EBITDA.  EBITDA does not represent net income or cash flow from operations as defined by GAAP and should not be considered an alternative to those indicators. Further, the Company’s computation of EBITDA may not be comparable to similar measures reported by other companies.

Funds From Operations (“FFO”).  The Company believes that net income as defined by GAAP is the most appropriate earnings measure.  The Company also believes that Funds From Operations, or FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), FFO applicable to common shares, Diluted FFO applicable to common shares, and Basic and Diluted FFO per common share are important non-GAAP supplemental measures of operating performance for a real estate investment trust.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative.  Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments to derive the Company’s pro rata share of FFO from consolidated and unconsolidated joint ventures.  Adjustments for joint ventures are calculated to reflect FFO on the same basis.  The Company believes that the use of FFO, combined with the required GAAP presentations, improves the understanding of operating results of real estate investment trusts among investors and makes comparisons of operating results among such companies more meaningful.  The Company considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, FFO can help investors compare the operating performance of a real estate investment trust between periods or as compared to other companies. While FFO is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flow from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor is FFO necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently from the Company.

FFO Payout Ratio per Common Share.  Dividends declared per common share divided by Diluted FFO per common share for a given period.  The Company believes the FFO Payout Ratio provides investors relevant and useful information because it measures the portion of FFO being declared as dividends to common shareholders.

Net Operating Income from Continuing Operations (“NOI”).  A non-GAAP supplemental financial measure used to evaluate the operating performance of real estate properties and same property performance, or “SPP.”  The Company defines NOI from continuing operations as rental revenues, including tenant reimbursements, less property level operating expenses, which exclude depreciation and amortization, general and administrative expenses and interest expense.  The Company believes NOI provides investors relevant and useful information because it measures the operating performance of the Company’s real estate at the property level on an unleveraged basis, independent of related secured debt. NOI, as adjusted, is calculated as NOI eliminating the effects of straight-line rents, amortization of other lease intangibles and lease termination fees.  The Company uses NOI and NOI, as adjusted, to make decisions about resource allocations, to assess and compare property level performance, and evaluate SPP.  The company believes that net income is the most directly comparable GAAP measure to NOI.  NOI should not be viewed as an alternative measure of operating performance to net income as defined by GAAP since it does not reflect the aforementioned excluded items.  Further, NOI may not be comparable to that of other real estate investment trusts, as they may use different methodologies for calculating NOI.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this supplemental information package and the conference call to be held in connection therewith, which are not historical facts, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include competition for the acquisition and financing of health care facilities, competition for lessees and mortgagors (including new leases and mortgages and the renewal or rollover of existing leases); continuing operational difficulties in the skilled nursing and assisted living sectors; the Company’s ability to acquire, sell or lease facilities and the timing of acquisitions, sales and leasings; changes in healthcare laws and regulations and other changes in the healthcare industry which affect the operations of the Company’s lessees or mortgagors; changes in management; costs of compliance with building regulations; changes in tax laws and regulations; changes in the financial position of the Company’s lessees and mortgagors; changes in rules governing financial reporting, including new accounting pronouncements; and changes in economic conditions, including changes in interest rates and the availability and cost of capital, which affect opportunities for profitable investments. Some of these risks, and other risks, are described from time to time in Health Care Property Investors, Inc.’s Securities and Exchange Commission filings.